abrdn Funds

(the “Trust”)

abrdn U.S. Small Cap Equity Fund

(the “Fund”)

Supplement dated June 23, 2022 to the Fund’s Summary Prospectus,

dated February 28, 2022, as supplemented to date (the “Summary Prospectus”)

All references to Jason Kotik, Senior Investment Director, in the Summary Prospectus are deleted effective immediately.

Please retain this Supplement for future reference